SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 15, 2000
                                                         -----------------




                             C&D Technologies, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




          Delaware                      1-9389                13-3314599
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
 of incorporation)                                        Identification Number)




1400 Union Meeting Road, Blue Bell, Pennsylvania                  19422
------------------------------------------------               ----------
(Address of principal executive offices)                       (Zip Code)



       Registrant's telephone number, including area code: (215) 619-2700



                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On December 15, 2000, C&D Technologies, Inc. (the "Company") acquired the Newport Components Division (the "NCL Holdings") of Newport Technology Group Limited ("NTG"), a producer of electronic power conversion products (primarily DC to DC converters) based in the United Kingdom.

         To effect the acquisition, the Company offered to purchase all of the capital stock of NCL Holdings pursuant to an offer of cash and, under certain circumstances, loan notes at the option of certain holders. Pursuant to the offer, the Company has purchased approximately 96% of the capital stock of NCL Holdings and intends to acquire the remaining shares through the compulsory procedures provided under English law. The total purchase price for all of the capital stock of NCL Holdings was approximately 34.4 million British Pounds, or approximately U.S. $50 million, of which approximately 69% was paid in cash (including amounts being held in escrow pending final determination of, and any adjustment to, the purchase price, and as a provision for certain potential claims) and 31% was paid in the form of collateralized loan notes. The loan notes bear interest at 0.5% below the London InterBank Offered Rate payable on the last business day of June and December of each year commencing June 30, 2001. The loan notes are redeemable under certain circumstances at the option of the holder, and any remaining balance under the loan notes is due on December 31, 2007.

         The Company paid the cash portion of the acquisition price with proceeds from a loan under the Company's revolving line of credit facility with Bank of America, as amended in October 2000, which amendments are attached as exhibits to this Form 8-K report.

         NCL Holdings, with annual revenues of more than U.S. $20 million, operates production facilities in the United Kingdom (Milton Keynes and Workington) as well as in Guangzhou, China. In addition, NCL Holdings conducts research and development in Oxford, England and maintains a sales operation in Raleigh, North Carolina. NCL Holdings will operate under the new name C&D Technologies (NCL) Limited and will be included for reporting purposes in the Power Electronics Division of the Company. Management expects the acquisition of the NCL Holdings to be accretive to earnings in the fiscal year ending January 31, 2002.

         Prior to the acquisition, no material relationship existed between (i) the Company or any of its affiliates and NCL Holdings or NTG or any of their stockholders, (ii) any director or officer of the Company and any director or officer of NCL Holdings or NTG or (iii) any associate of any director or officer of the Company and any associate of any director or officer of NCL Holdings or NTG.

         This Form 8-K current report contains forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Words and expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Factors that appear in the Company's filings with the Securities and Exchange Commission (including without limitation the Company's annual report on Form 10-K for the fiscal year ended January 31, 2000 and subsequent reports on Form 10-Q and Form 8-K) could cause the Company's actual results to differ materially from those expressed in any forward-looking statements made herein.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

        (a)       FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         This item is not applicable inasmuch as the acquisition does not satisfy the reporting thresholds under regulations promulgated by the Securities and Exchange Commission.

         (b)      PRO FORMA FINANCIAL INFORMATION.

         This item is not applicable inasmuch as the acquisition does not satisfy the reporting thresholds under regulations promulgated by the Securities and Exchange Commission.

         (c)      EXHIBITS.

         See Exhibit Index to this Form 8-K report.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     C&D TECHNOLOGIES, INC.



Date: December 27, 2000                 By: /s/ Stephen E. Markert, Jr.
                                        ------------------------------------
                                         Stephen E. Markert, Jr.
                                         Vice President-Finance and
                                         Chief Financial Officer

                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number    Description
-------   -----------

10.1 Fourth Amendment dated as of October 13, 2000 to Credit Agreement Among C&D Technologies, Inc. as Borrower, Certain Subsidiaries and Affiliates, as Guarantors, and the Lenders Identified Therein, and NationsBank, N.A., as Administrative Agent dated March 1, 1999.

10.2 Fifth Amendment dated as of October 13, 2000 to Credit Agreement Among C&D Technologies, Inc. as Borrower, Certain Subsidiaries and Affiliates, as Guarantors, and the Lenders Identified Therein, and NationsBank, N.A., as Administrative Agent dated March 1, 1999.

99.1     Press release dated December 18, 2000 issued by the Company.

                                                                Exhibit 10.1


                                FOURTH AMENDMENT

         THIS FOURTH AMENDMENT (this "Amendment") dated as of October 13, 2000, to the Credit Agreement referenced below, is by and among C&D Technologies, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $220 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of March 1, 1999 (as amended and modified from time to time, the "Credit Agreement") among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

         WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the requested modifications require the consent of the Required Lenders; and

         WHEREAS,   the   Required   Lenders   have  agreed  to  the   requested
modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. AMENDMENTS. The Credit Agreement is amended in the following respects:

         1.1 The  following  definitions  are added to Section 1.1 of the Credit
Agreement:

                  "ESCROW FUNDS" means, at any time, the portion of the purchase price for the UK Acquisition that is held in escrow at such time pursuant to the UK Acquisition Documents.

                  "SELLERS" means the sellers in the UK Acquisition.

                  "UK ACQUISITION" means the acquisition by UK Newco of all of the Capital Stock of Newport Components pursuant to the terms of the UK Acquisition Documents.

                  "UK ACQUISITION DOCUMENTS" means the acquisition agreement relating to the UK Acquisition and all other documents, agreements and instruments issued or executed in connection therewith.

                  "UK NEWCO" means C&D Holdings Limited, a company formed under the laws of the United Kingdom.

                  "US NEWCO" means C&D International Investment Holdings Inc., a Delaware corporation.

         1.2 In the definition of "Permitted Investments" in Section 1.1 of the Credit Agreement, clauses (xiv) and (xv) are deleted in their entirety and replaced with the following clauses (xiv), (xv), (xvi), (xvii) and (xviii):

                  (xiv) Investments by Foreign Subsidiaries in and to other Foreign Subsidiaries; (xv) the Investment by the Borrower in US Newco of an amount equal to the purchase price of the UK Acquisition (the "UK Acquisition Advance"); (xvi) the Investment by US Newco of the UK Acquisition Advance in UK Newco to be used by UK Newco solely to pay the purchase price of the UK Acquisition, (xvii) Investments by UK Newco of the Escrow Funds in foreign currencies and demand deposits, time deposits and certificates of deposits denominated in the British Pound of any commercial bank of recognized standing reasonably acceptable to the Administrative Agent, and (xviii) other loans, advances and investments of a nature not contemplated in the foregoing subsections in an amount not to exceed $10,000,000 in the aggregate at any time outstanding.

         1.3 In the definition of "Permitted Liens" in Section 1.1 of the Credit Agreement, clauses (xiv) and (xv) are renumbered as clauses (xvii) and (xviii) thereof and new clauses (xiv), (xv) and (xvi) are added thereto to read as follows:

                  (xiv) Liens on the Escrow Funds in favor of the Sellers to secure the obligation of UK Newco to pay the purchase price of the UK Acquisition pursuant to the terms of the UK Acquisition Documents;

                  (xv) cash collateral provided by UK Newco to secure the seller financing obligations described in Section 8.1(k);

                  (xvi) Liens on the Property of Foreign Subsidiaries securing Indebtedness of Foreign Subsidiaries under the working capital facilities referenced in Section 8.1(j);

         1.4 In Section 8.1 of the Credit Agreement, the "and" at the end of clause (h) thereof is hereby deleted, the "." at the end of clause (i) thereof is deleted and replaced with ";", and new clauses (j) and (k) are added thereto to read as follows:

                  (j) Indebtedness of Foreign Subsidiaries under working capital facilities in an amount not to exceed $5,000,000 in the aggregate at any time outstanding; and

                  (k) Indebtedness of UK Newco in respect of seller financing obligations incurred by UK Newco in connection with the UK Acquisition.

         2. CONSENT TO UK ACQUISITION. Notwithstanding anything in Section 8.3(c) of the Credit Agreement to the contrary, the Required Lenders hereby consent to the UK Acquisition provided that (a) no Default or Event of Default exists after giving effect to the UK Acquisition on a Pro Forma Basis, (b) the $50,000,000 basket in clause (B) of Section 8.3(c)(ii) of the Credit Agreement shall be deemed to have been used in full (including for purposes of the carry-over of the unused amount of that basket into the next fiscal year) and (c) the total consideration paid in connection with the UK Acquisition shall not exceed 40,000,000 pounds sterling.

         3. CONDITIONS PRECEDENT. This Amendment shall be effective upon satisfaction of the following conditions precedent:

                  (a) receipt by the Administrative Agent of this Amendment executed by the Credit Parties and the Required Lenders;

                  (b) receipt by the Administrative Agent of a pledge joinder agreement in form and substance satisfactory to the Administrative Agent pursuant to which the Borrower pledges its ownership interest in US Newco pursuant to the terms of the Pledge Agreement and delivery by the Borrower of the stock certificates evidencing such ownership, together with undated stock powers executed in blank;

                  (c) receipt by the Administrative Agent of a Joinder Agreement executed by US Newco (provided that the stock certificate(s) and related stock power(s) relating to the capital stock of UK Newco pledged pursuant to the Joinder Agreement shall be delivered as provided in Section 4(b) below);

                  (d) receipt by the Administrative Agent of each of the corporate documents described in Section 5.1(g) of the Credit Agreement with respect to US Newco;

                  (e) receipt by the Administrative Agent of an opinion of legal counsel to the Credit Parties (including US Newco) relating to this Amendment, the documents delivered in connection with this Amendment and the transactions contemplated by this Amendment in form and substance satisfactory to the Administrative Agent; and

                  (f) receipt by the Administrative Agent, for the ratable benefit of the Lenders that consent to this Amendment (the "Consenting Lenders") of an amendment fee equal to 2.5 basis points (0.025%) on the sum of (i) the aggregate Revolving Commitments of the Consenting Lenders and (ii) the aggregate principal amount of the outstanding Term Loans of the Consenting Lenders.

         4.       COVENANTS.

                  (a) The Borrower agrees that promptly following the making of the Investment by US Newco in UK Newco, the Borrower will deliver, or cause to be delivered, to the Administrative Agent the original intercompany note evidencing the portion of the Investment constituting an intercompany loan and an undated endorsement executed in blank.

                  (b) The Borrower agrees that promptly following the making of the Investment by US Newco in UK Newco, the Borrower will deliver, or cause to be delivered, to the Administrative Agent the stock certificate(s) and related undated stock power(s) executed in blank evidencing the pledge of 65% of the capital stock of UK Newco pledged by US Newco pursuant to the Joinder Agreement of US Newco.

                  The failure by the Borrower to comply with any of the covenants and agreements contained in this Section 4 shall constitute an immediate Event of Default.

         5. REAFFIRMATION OF REPRESENTATIONS AND WARRANTIES. The Credit Parties hereby affirm that the representations and warranties set forth in the Credit Documents are true and correct as of the date hereof after giving effect to this Amendment (except those which expressly relate to an earlier period).

         6. REAFFIRMATION OF GUARANTY. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         7. NO OTHER CHANGES. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents (including the schedules and exhibits thereto) shall remain in full force and effect.

         8. COST AND EXPENSES. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         10. GOVERNING LAW. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:                          C&D TECHNOLOGIES, INC.,
                                    a Delaware corporation

                                    By: /s/ Stephen E. Markert, Jr.
                                        ---------------------------
                                    Name:   Stephen E. Markert, Jr.
                                    Title:  Chief Financial Officer

GUARANTORS:                         C&D CHARTER HOLDINGS, INC.,

                                    a Delaware corporation
                                    C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation

                                    By:  /s/ Robert T. Marley
                                         --------------------------
                                    Name:   Robert T. Marley
                                    Title:  Vice President and Treasurer

                                    PCC MEXICAN HOLDINGS, INC.,
                                    a Delaware corporation

                                    By:  /s/ Stephen E. Markert, Jr.
                                         ---------------------------
                                    Name:   Stephen E. Markert, Jr.
                                    Title:  Chief Financial Officer

                           [Signature Pages Continue]

LENDERS:                            BANK OF AMERICA, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Administrative Agent

                                    By: /s/ James W. Gaittens
                                        ------------------------------
                                    Name: James W. Gaittens
                                    Title:Senior Vice President

                                    MELLON BANK, N.A.

                                    By: /s/ Mark W. Torie
                                        ------------------------------
                                    Name: Mark W. Torie
                                    Title: VP

                                    COMERICA BANK

                                    By: /s/ Robert P. Wilson
                                        ------------------------------
                                    Name: Robert P. Wilson
                                    Title:AVP

                                    BANK ONE, NA
                             (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)

                                    By: /s/ Andrea S. Kantor
                                        ------------------------------
                                    Name: Andrea S. Kantor
                                    Title:First Vice President

                                    ALLFIRST BANK

                                    By: /s/ Kellie M. Matthews
                                        ------------------------------
                                    Name: Kellie M. Matthews
                                    Title:Vice President

                                    THE BANK OF NEW YORK

                                    By: /s/ Linda Mae Coppa
                                        ------------------------------
                                    Name: Linda Mae Coppa
                                    Title:Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Dusko Marinovic
                                        ------------------------------
                                    Name: Dusko Marinovic
                                    Title:Comm. Banking Officer

                           [Signature Pages Continue]

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Linda M. Douglas
                                        ------------------------------
                                    Name: Linda M. Douglas
                                    Title:VP

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ Frank A. Pugliese
                                        ------------------------------
                                    Name: Frank A. Pugliese
                                    Title:Vice President

                                    THE CHASE MANHATTAN BANK

                                    By: /s/ Sandra BVW Braun
                                        ------------------------------
                                    Name:Sandra BVW Braun
                                    Title:V.P.

                                    FLEET BANK, N.A.

                                    By: /s/ Daniel Prevoznak
                                        ------------------------------
                                    Name: Daniel Prevoznak
                                    Title:Vice President

                                                                Exhibit 10.2


                                 FIFTH AMENDMENT

         THIS FIFTH AMENDMENT (this "Amendment") dated as of October 13, 2000, to the Credit Agreement referenced below, is by and among C&D Technologies, Inc., a Delaware corporation (the "Borrower"), the Subsidiaries of the Borrower identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto, and BANK OF AMERICA, N.A., a national banking association formerly known as NationsBank, N.A., as Administrative Agent (in such capacity, the "Administrative Agent"). Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement.

                               W I T N E S S E T H

         WHEREAS, a $220 million credit facility has been extended to the Borrower pursuant to the terms of that Credit Agreement dated as of March 1, 1999 (as amended and modified from time to time, the "Credit Agreement") among the Borrower, the Guarantors identified therein, the Lenders identified therein and the Administrative Agent;

         WHEREAS, the Borrower has requested certain modifications to the Credit Agreement;

         WHEREAS, the requested modifications require the consent of all the Lenders; and

         WHEREAS, all the Lenders have agreed to the requested modifications on the terms and conditions set forth herein;

         NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1.  AMENDMENTS.  The  pricing  grid in the  definition  of  "Applicable
Percentage" in Section 1.1 of the Credit Agreement is amended to read as follows:

                                                      Eurodollar
                                                        Margin
                  Consolidated                          and
   Pricing          Leverage         Base Rate       Letter of         Unused
    Level            Ratio             Margin        Credit Fee          Fee
    -----            -----             ------        ----------          ---
     I            Less than 1.5         0.00%           0.75%           0.200%
     II       Greater than or equal
             to 1.5 but less than 2.0   0.00%           1.00%           0.200%
     III      Greater than or equal
             to 2.0 but less than 2.5   0.00%           1.25%           0.250%
     IV       Greater than or equal
                     to 2.5             0.25%           1.50%           0.300%


         2. CONDITIONS PRECEDENT. This Amendment shall be effective upon satisfaction of the following conditions precedent:

             (a) receipt by the Administrative Agent of multiple counterparts of this Amendment executed by the Credit Parties and all the Lenders; and

             (b) receipt by the Administrative Agent, for the ratable benefit of the Lenders, of an amendment fee equal to 5.0 basis points (0.05%) on the sum of (i) the aggregate Revolving Commitments of the Lenders and (ii) the aggregate principal amount of the outstanding Term Loans of the Lenders.

         3. The Credit Parties hereby affirm that the representations and warranties set forth in the Credit Documents are true and correct as of the date hereof after giving effect to this Amendment (except those which expressly relate to an earlier period).

         4. Each of the Guarantors (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

         5. Except as modified  hereby,  all of the terms and  provisions of the
         Credit  Agreement  and  the  other  Credit  Documents   (including  the
         schedules and exhibits thereto) shall remain in full force and effect.

         6. The Borrower agrees to pay all reasonable costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of Moore & Van Allen, PLLC.

         7. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

         8. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of New York.

                  [Remainder of Page Intentionally Left Blank]

         IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Fourth Amendment to be duly executed and delivered as of the date first above written.

BORROWERS:                          C&D TECHNOLOGIES, INC.,
                                    a Delaware corporation

                                    By: /s/ Stephen E. Markert, Jr.
                                        ------------------------------
                                    Name:   Stephen E. Markert, Jr.
                                    Title:  Chief Financial Officer

GUARANTORS:                         C&D/CHARTER HOLDINGS, INC.,
                                    a Delaware corporation
                                    C&D INTERNATIONAL INVESTMENT HOLDINGS INC., a Delaware corporation

                                    By: /s/ Robert T. Marley
                                         -----------------------------
                                    Name: Robert T. Marley
                                    Title: Vice President and Treasurer

                                    PCC MEXICAN HOLDINGS, INC.,
                                    a Delaware corporation

                                    By: /s/ Stephen E. Markert, Jr.
                                        ------------------------------
                                    Name:   Stephen E. Markert, Jr.
                                    Title:  Chief Financial Officer

                           [Signature Pages Continue]

LENDERS:                            BANK OF AMERICA, N.A.,
                                    individually in its capacity as a Lender and in its capacity as Administrative Agent

                                    By: /s/ James W. Gaittens
                                        ------------------------------
                                    Name: James W. Gaittens
                                    Title: Senior Vice President

                                    MELLON BANK, N.A.

                                    By: /s/ Mark W. Torie
                                        ------------------------------
                                    Name: Mark W. Torie
                                    Title: VP

                                    COMERICA BANK

                                    By: /s/ Robert P. Wilson
                                        ------------------------------
                                    Name: Robert P. Wilson
                                    Title: AVP

                                    BANK ONE, NA
                             (f/k/a THE FIRST NATIONAL BANK OF CHICAGO)

                                    By: /s/ Andrea S. Kantor
                                        ------------------------------
                                    Name: Andrea S. Kantor
                                    Title: First Vice President

                                    ALLFIRST BANK

                                    By: /s/ Kellie M. Matthews
                                        ------------------------------
                                    Name: Kellie M. Matthews
                                    Title: Vice President

                                    THE BANK OF NEW YORK

                                    By: /s/ Frank S. Bridges
                                        ------------------------------
                                    Name: Frank S. Bridges
                                    Title: Vice President

                                    LASALLE BANK NATIONAL ASSOCIATION

                                    By: /s/ Dusko Marinovic
                                        ------------------------------
                                    Name: Dusko Marinovic
                                    Title: Comm. Banking Officer

                           [Signature Pages Continue]

                                    FIRST UNION NATIONAL BANK

                                    By: /s/ Linda M. Douglas
                                        ------------------------------
                                    Name: Linda M. Douglas
                                    Title: VP

                                    PNC BANK, NATIONAL ASSOCIATION

                                    By: /s/ Frank A. Pugliese
                                        ------------------------------
                                    Name: Frank A. Pugliese
                                    Title: Vice President

                                    THE CHASE MANHATTAN BANK

                                    By: /s/ Sandra BVW Braun
                                        ------------------------------
                                    Name: Sandra BVW Braun
                                    Title: V.P.

                                    FLEET BANK, N.A.

                                    By: /s/ Daniel Prevoznak
                                        ------------------------------
                                    Name: Daniel Prevoznak
                                    Title: Vice President

                                  EXHIBIT 99.1

                                  PRESS RELEASE

                             C&D TECHNOLOGIES, INC.


                                                     1400 Union Meeting Road
                                                     Blue Bell, PA 19422
                                                     Phone:  215-619-2700
                                                     Fax:    215-619-7841

         Shareholder Contacts:
         Stephen E. Markert, Jr. of C&D: 215-619-7835
         Yanis Bibelnieks for C&D: 718-499-6516

                              FOR IMMEDIATE RELEASE
            C&D TECHNOLOGIES ACQUIRES COMPONENTS DIVISION OF NEWPORT
                           TECHNOLOGIES GROUP LIMITED
                           --------------------------

         BLUE BELL, PA, December 18, 2000 -- C&D Technologies, Inc. (NYSE: CHP), announced on December 15 it completed the acquisition of the Newport Components Division of Newport Technology Group Limited, a producer of electronic power conversion products (primarily DC-DC converters) based in the United Kingdom, for approximately $50 million cash. The acquisition is expected to be accretive to earnings in the first full fiscal year.

         The Components Division, with annual revenues of over $20 million, operates production facilities in the United Kingdom (Milton Keynes and Workington) as well as in Guangzhou, China. Additionally, the company conducts research and development in Oxford, England and maintains a sales operation in Raleigh, North Carolina.

         "We are extremely excited about this union with the Components Division as it supports our company's stated strategy to expand and broaden our power electronics business to meet increasing world-wide demand for DC to DC converters," stated Wade H. Roberts, Jr., C&D's president and chief executive officer. "The Components Division makes high quality products that will reinforce our product offerings and broaden our customer base while significantly increasing our manufacturing presence in Europe and Asia," Mr. Roberts said.

         Mr. John Laurie, Chief Executive Officer of Newport Technology Group, who will serve as Executive Vice President of C&D Technologies' Power Electronics Division indicated: "Our board is confident that the transaction is in the best interests of our customers, employees and shareholders. It will allow the Components Division to develop as part of a major United States public corporation that specializes in the electronic digital power sector." Mr. Laurie added: "We are excited about the expanded opportunities ahead."

         The acquired  company will operate under the new name C&D  Technologies
(NCL) Limited and be a reporting entity within the Power Electronics Division.

         C&D Technologies is a leading North American producer and marketer of electrical power storage and conversion products used in telecommunications, computers and internet infrastructure. Through the first nine months of the current fiscal year, C&D Technologies earned $39.2 million, or $1.44 per share, on sales of $435.5 million.

         This press release may contain forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934). Words and expressions reflecting something other than historical fact are intended to identify forward-looking statements, but are not the exclusive means of identifying such statements. Factors that appear with the forward-looking statements, or in the company's Securities and Exchange Commission filings (including without limitation the company's annual report on Form 10-K for the fiscal year ended January 31, 2000), could cause the company's actual results to differ materially from those expressed in any forward-looking statements made herein.

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